SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT                                                      |X|

FILED BY A PARTY OTHER THAN THE REGISTRANT CHECK THE APPROPRIATE BOX:        |_|

|_|  PRELIMINARY PROXY STATEMENT

|_| CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

|X|  DEFINITIVE PROXY STATEMENT

|_|  DEFINITIVE ADDITIONAL MATERIALS

|_|  SOLICITING MATERIAL PURSUANT TO RULE 14a-11(c) OR RULE 14a-12

       I.D. SYSTEMS, INC. (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


(1)  TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

--------------------------------------------------------------------------------
(2)  AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

--------------------------------------------------------------------------------
(3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

--------------------------------------------------------------------------------
(4)  PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

--------------------------------------------------------------------------------
(5)  TOTAL FEE PAID:

|_|  FEE PREVIOUSLY PAID WITH PRELIMINARY MATERIALS.

|_| CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

(1)  AMOUNT PREVIOUSLY PAID:

     ---------------------------------------------------------------------------

(2)  FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:

     ---------------------------------------------------------------------------

(3)  FILING PARTY:

     ---------------------------------------------------------------------------

(4)  DATE FILED:

     ---------------------------------------------------------------------------

                               I.D. SYSTEMS, INC.

                              --------------------



                            NOTICE OF ANNUAL MEETING
                                       AND
                                 PROXY STATEMENT




















FRIDAY, JUNE 4, 2004
AT 10:00 A.M.
AT THE OFFICES OF LOEB & LOEB LLP
345 PARK AVENUE, 18TH FLOOR
NEW YORK, NEW YORK 10154

                               I.D. SYSTEMS, INC.
                              ONE UNIVERSITY PLAZA
                          HACKENSACK, NEW JERSEY 07601





                                                                     May 6, 2004

Dear Stockholder:

              On behalf of the Board of Directors and management, I cordially invite you to attend the Annual Meeting of Stockholders of I.D. Systems, Inc. (the "Company") to be held on Friday, June 4, 2004 at 10:00 a.m. Eastern Daylight Time, at the offices of the Company's counsel, Loeb & Loeb LLP, located at 345 Park Avenue, 18th Floor, New York, New York 10154.

              The Notice of Annual Meeting of Stockholders and Proxy Statement accompanying this letter describe the specific matters to be acted upon.

              In addition to the specific matters to be acted upon, there will be a report on the progress of the Company and an opportunity for questions of general interest to the stockholders.

              It is important that your shares be represented at the meeting. Whether or not you plan to attend in person, you are requested to vote, sign, date and promptly return the enclosed proxy in the self-addressed envelope provided.

              Thank you for your continued interest in I.D. Systems, Inc.

                                             Sincerely,

                                             /s/ Jeffrey M. Jagid
                                             ----------------------------------
                                             Jeffrey M. Jagid
                                             CHIEF EXECUTIVE OFFICER

                               I.D. SYSTEMS, INC.
                              ONE UNIVERSITY PLAZA
                          HACKENSACK, NEW JERSEY 07601

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD JUNE 4, 2004

To the Stockholders of I.D. Systems, Inc.:

              Notice is hereby given that the Annual Meeting of Stockholders of I.D. Systems, Inc. (the "Company") will be held at the offices of the Company's counsel, Loeb & Loeb LLP, located at 345 Park Avenue, 18th Floor, New York, New York 10154, on Friday, June 4, 2004 at 10:00 a.m. Eastern Daylight Time for the following purposes:

              1. To elect five (5) Directors, the names of whom are set forth on the accompanying proxy statement, to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

              2. To approve an amendment to the Company's 1999 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 1,000,000 shares to 2,812,500 shares;

              3. To approve an amendment to the Company's Amended 1999 Director Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 300,000 shares to 600,000 shares;

              4. To ratify the appointment of Eisner LLP as independent auditors of the Company for 2004; and

              5. To transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.

              Only stockholders of record at the close of business on April 23, 2004 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

              WHETHER YOU EXPECT TO ATTEND THE ANNUAL MEETING OR NOT, PLEASE VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE SELF-ADDRESSED ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE YOUR SHARES IN PERSON, EVEN THOUGH YOU HAVE PREVIOUSLY SIGNED AND RETURNED YOUR PROXY.

By order of the Board of Directors,


/s/ Ned Mavrommatis
-----------------------------------
Ned Mavrommatis
SECRETARY

Dated:  May 6, 2004

                               I.D. SYSTEMS, INC.
                              ONE UNIVERSITY PLAZA
                          HACKENSACK, NEW JERSEY 07601



                                                                     May 6, 2004

                                 PROXY STATEMENT

                               GENERAL INFORMATION
                               -------------------

              This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of I.D. Systems, Inc., a Delaware corporation (the "Company"), to be used at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the offices of the Company's counsel, Loeb & Loeb LLP, located at 345 Park Avenue, 18th Floor, New York, New York 10154, on Friday, June 4, 2004 at 10:00 a.m. Eastern Daylight Time, and all adjournments thereof.

              The cost of preparing, assembling and mailing the proxy material and of reimbursing brokers, nominees, and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of shares held of record by such persons will be borne by the Company. The Company does not intend to solicit proxies otherwise than by mail, but certain officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. The Board of Directors has set April 23, 2004 as the record date (the "Record Date") to determine those holders of record of common stock, par value $.01 ("Common Stock") who are entitled to notice of, and to vote at the Annual Meeting. On or about May 6, 2004, the Company's 2003 Annual Report, including financial statements, this Proxy Statement and the proxy card (the "Proxy Card" or "Proxy") are being mailed to stockholders of record as of the close of business on the Record Date.

              A stockholder signing and returning a proxy on the enclosed form has the power to revoke it at any time before the shares subject to such proxy are voted by notifying the Secretary of the Company in writing. If a stockholder specifies how the proxy is to be voted with respect to any of the proposals for which a choice is provided, the proxy will be voted in accordance with such instructions. If a stockholder fails to so specify with respect to such proposals, the proxy will be voted FOR Proposals No. 1, No. 2, No. 3 and No. 4.

OUTSTANDING VOTING SECURITIES

              Only stockholders of record at the close of business on the Record Date are entitled to vote at the Annual Meeting. As of the close of business on the Record Date, there were 7,233,746 shares of Common Stock outstanding.

              If a quorum is present, in person or by proxy, all elections for Directors shall be decided by a plurality of the votes cast in respect thereof. If no voting direction is indicated on the proxy cards, the shares will be considered votes for the nominees. In accordance with Delaware law, stockholders entitled to vote for the election of Directors can withhold authority to vote for all nominees for Directors or can withhold authority to vote for certain nominees for Directors.

              Abstentions may be specified on all proposals submitted to a stockholder vote other than the election of Directors. Abstentions will be counted as present for purposes of determining the existence of a quorum regarding the proposal on which the abstention is noted. Abstentions on the Company's proposal to ratify the appointment of the independent auditors will not have any effect for or against such proposal.

              Brokers holding shares of the Company's Common Stock in street name who do not receive instructions are entitled to vote on the election of Directors and the ratification of the appointment of the independent auditors. Under applicable Delaware law, "broker non-votes" (where a broker submits a proxy but does not have authority to vote a customer's shares on such proposal) on any non-routine proposal would not be considered entitled to vote on that proposal and will, therefore, have no legal effect on the vote of that particular matter.

HOW YOU CAN VOTE

              You may vote your shares by signing the enclosed proxy or voting instruction card and returning it in a timely manner. Please mark the appropriate boxes on the card and sign, date and return the card promptly. A postage-paid return envelope is enclosed for your convenience.

STOCKHOLDERS' PROPOSALS FOR NEXT ANNUAL MEETING

              Stockholders' proposals intended to be presented at the 2004 Annual Meeting of Stockholders (to be held in 2005) must be received by the Company no later than January 6, 2005 for inclusion in the Company's proxy statement and form of proxy for that meeting. Rule 14a-4 of the SEC proxy rules allows the Company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders if the Company does not have notice of the matter at least 45 days before the date corresponding to the date on which the Company first mailed its proxy materials for the prior year's annual meeting of stockholders or the date specified by an overriding advance notice provision in the Company's By-Laws. The Company's By-Laws do not contain such an advance notice provision. For the Company's 2004 Annual Meeting of Stockholders (to be held in 2005), stockholders must submit such written notice to the Secretary of the Company on or before March 22, 2005.

              EXECUTION OF THE ACCOMPANYING PROXY CARD WILL NOT AFFECT A STOCKHOLDER'S RIGHT TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON. ANY STOCKHOLDER GIVING A PROXY HAS THE RIGHT TO REVOKE IT BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY AT ANY TIME BEFORE THE PROXY IS VOTED OR BY ATTENDANCE AT THE ANNUAL MEETING AND ELECTING TO VOTE IN PERSON.

                                 PROPOSAL NO. 1.

                           ELECTION OF FIVE DIRECTORS

       Five (5) directors will be elected at the Annual Meeting to serve for a term of one year, until the next Annual Meeting and until their successors have been duly elected and have qualified. If any nominee is unable to serve, which the Board of Directors has no reason to expect, the persons named in the accompanying proxy intend to vote for the balance of those named and, if they deem it advisable, for a substitute nominee. The five (5) nominees for election as directors to serve until the next Annual Meeting are Jeffrey M. Jagid, Kenneth S. Ehrman, Lawrence Burstein, Michael Monaco and Beatrice Yormark.

DIRECTORS, EXECUTIVE OFFICERS AND KEY EMPLOYEES OF THE COMPANY

         Set forth below are the names of the directors, executive officers and key employees of the Company as of April 30, 2004.

                Name        Age                            Title
--------------------------------------------------------------------------------
Jeffrey M. Jagid            35   Chairman and Chief Executive Officer
Kenneth S. Ehrman           34   President, Chief Operating Officer and Director
Ned Mavrommatis             33   Chief Financial Officer, Treasurer and
                                 Corporate Secretary
Frederick F. (Rick) Muntz   51   Executive Vice President of Sales, Marketing
                                 and Customer Satisfaction
Michael L. Ehrman           31   Executive Vice President of Engineering
Lawrence Burstein(1)(2)(3)  61   Independent Director
Michael Monaco (1)(2)(3)    56   Independent Director
Beatrice Yormark (1)(2)(3)  59   Independent Director

--------------------
(1)    Member of the Compensation Committee
(2)    Member of the Audit Committee
(3)    Member of the Nominating Committee

       Executive officers of the Company are appointed at the discretion of the Board of Directors with no fixed term. There are no family relationships between or among any of the executive officers or directors of the Company other than the relationship between Mr. Kenneth S. Ehrman and Mr. Michael L. Ehrman.

       The biographies of each of the five (5) director nominees of the Company and the executive officers and key employees of the Company are set forth below.

       JEFFREY M. JAGID, 35, has been Chairman of the Board since June 2001 and Chief Executive Officer of the Company since June 2000. Prior thereto, he served as the Company's Chief Operating Officer. Since he joined the Company in 1995, Mr. Jagid has served as a Director of the Company as well as its General Counsel. Mr. Jagid received a Bachelor of Business Administration from Emory University in 1991 and a Juris Doctor degree from the Benjamin N. Cardozo School of Law in 1994. Prior to joining the Company, Mr. Jagid was a corporate litigation associate at the law firm of Tannenbaum Helpern Syracuse & Hirschtritt LLP, in New York City. He is a member of the Bar of the States of New York and New Jersey. Mr. Jagid is also a director of Coining Technologies, Inc.

       KENNETH S. EHRMAN, 34, is a founder of the Company and has been its Chief Operating Officer since June 2000. Mr. Ehrman has been President and a Director of the Company since inception in 1993. He graduated from Stanford University in 1991 with a Bachelor of Science in Industrial Engineering. Upon his graduation, and until the inception of the Company, Mr. Ehrman worked as a production manager with Echelon Corporation. Mr. Ehrman is the brother of Michael L. Ehrman, the Company's Executive Vice President of Engineering.

       NED MAVROMMATIS, 33, has served as the Chief Financial Officer since joining the Company in August 1999 as Treasurer since June 2001 and as Corporate Secretary since November 2003. Prior to joining the Company, he was a Senior Manager at the accounting firm of Eisner LLP. Mr. Mavrommatis received a Master of Business Administration in finance from New York University's Leonard Stern School of Business and a Bachelor of Business Administration in accounting from Bernard M. Baruch College, The City University of New York. Mr. Mavrommatis is also a Certified Public Accountant.

       FREDERICK F. (RICK) MUNTZ, 51, has served as the Executive Vice President of Sales, Marketing and Customer Satisfaction since he joined the Company in January 2003. Prior to joining the Company, he was Vice President of the Americas for InVision Technologies. Mr. Muntz managed the introduction of Explosives Detection Systems (EDS) in Canada, South America and the United States Federal Aviation Administration and the newly formed Transportation Security Administration. Mr. Muntz has a successful 25 year track record of introducing and growing new technology products in a wide variety of markets. In medical markets, Mr. Muntz was responsible for the commercialization of Magnetic Resonance Imaging with Technicare, a subsidiary of Johnson & Johnson. Mr. Muntz received a Bachelor of Arts degree in Government and Law from Lafayette College.

       MICHAEL L. EHRMAN, 31, has served as the Company's Executive Vice President of Engineering since August 1999. Prior to that, he served as its Executive Vice President of Software Development since he joined the Company in 1995. Mr. Ehrman graduated from Stanford University in 1994 with a Master of Science in Engineering - Economics Systems as well as a Bachelor of Science in Computer Systems Engineering. Upon his graduation in 1994, Mr. Ehrman was employed as a Consultant for Andersen Consulting in New York. Mr. Ehrman is the brother of Kenneth S. Ehrman, the Company's Chief Operating Officer.

       LAWRENCE BURSTEIN, 61, has served as a Director of the Company since June 1999. Since March 1996, Mr. Burstein has served as President and a director of Unity Venture Capital Associates, Ltd., a private investment company. From January 1982 to March 1996, Mr. Burstein was Chairman of the Board and a principal stockholder of Trinity Capital Corporation, a private investment company. Mr. Burstein is also a director of THQ, Inc., CAS Medical Systems, Inc., Traffix, Inc. and Medical Nutrition, USA, Inc. Mr. Burstein received a Bachelor of Arts in Economics from the University of Wisconsin and a Bachelor of Law from Columbia Law School.

       MICHAEL MONACO, 56, has served as a Director of the Company since June 2001. Mr. Monaco is a Senior Managing Director at Conway DelGenio Gries & Co., LLC, a New York based firm specializing in restructurings, mergers and acquisitions and crisis and turnaround management. He served as Chairman and Chief Executive Officer of Accelerator, LLC, a provider of outsource services from 2000 to 2001. He served as a Vice Chairman of Cendant Corporation from 1996 to 2000 and as Chief Executive Officer of the Direct Marketing Division of Cendant from 1998 to 2000. Mr. Monaco served as the Executive Vice President and Chief Financial Officer of the American Express Company from 1990 to 1996. Mr. Monaco is a Director of Washington Group International, Inc. Mr. Monaco received a Bachelor of Science degree in Accounting from Villanova University and a Master of Business Administration degree from Fairleigh Dickinson University. Mr. Monaco is also a Certified Public Accountant.

       BEATRICE YORMARK, 59, has served as a director of the Company since June 2001. Ms. Yormark is the President and Chief Operating Officer of Echelon Corporation, a leader in networking every day devices. Ms. Yormark has been with Echelon since 1990. Prior to becoming the President and Chief Operating Officer in September 2001, she held the position of Vice President of Worldwide Marketing and Sales. Before joining Echelon, she was the Chief Operating Officer of Connect, Inc., an on-line information services company. Before joining Connect, Ms. Yormark held a variety of positions, including executive director of systems engineering for Telaction Corporation, director in the role of partner at Coopers & Lybrand, vice president of sales at INTERACTIVE Systems Corporation, and various staff positions at the Rand Corporation. Ms. Yormark spent one-year teaching computer science at Purdue University, following the completion of her MS degree in computer science. In addition to her graduate degree, Ms. Yormark has a BS degree in mathematics from City College of New York.

       THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS A VOTE FOR THE SLATE OF DIRECTOR NOMINEES. THE VOTE OF A PLURALITY OF SHARES, PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE ANNUAL MEETING AND ENTITLED TO VOTE, IS REQUIRED TO ELECT EACH OF THE DIRECTORS.

                          BOARD AND COMMITTEE MEETINGS

       The Board of Directors is responsible for the management and direction of the Company and for establishing broad corporate policies. Members of the Board of Directors are kept informed of the Company's business through various documents and reports provided by the Chief Executive Officer and other corporate officers, and by participating in Board of Directors and committee meetings. Each Director has access to all books, records and reports of the Company, and members of management are available at all times to answer their questions. The Board of Directors held four meetings during 2003. No Director attended fewer than 75% of the board meetings. The Board of Directors has a standing Compensation Committee, a standing Audit Committee and a standing Nominating Committee. The Company does not have a policy with regard to Board members' attendance at annual meetings of stockholders. Last year a total of four board members attended the annual meeting of stockholders.

       COMPENSATION COMMITTEE

       The Compensation Committee sets policies that govern executives' annual compensation and long-term incentives, reviews management performance, development and compensation, determines option grants and administers the Company's incentive plans. The Compensation Committee, composed of Messrs. Burstein, Monaco and Ms. Yormark, held six meetings during 2003. The Compensation Committee meetings were attended by all of the members.

       In January 2004, the Compensation Committee approved and implemented an Executive Compensation Plan for 2004. The plan includes a performance bonus, which gives each executive the opportunity to earn 100% of his salary as a bonus based on the Company's financial performance and the individual's leadership competencies. The Company's financial performance accounts for 90% of the bonus and the two metrics are revenue and net income. The individuals leadership competencies accounts for 10% of the bonus and will be determined by the Compensation Committee.

       AUDIT COMMITTEE

       The following disclosure about the Company's audit committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any of the Company's other filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference therein.

       The Company has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. During 2003, the Audit Committee was composed of Messrs. Burstein, Rosansky and Ms. Yormark. The Audit Committee held four meetings during 2003, which were attended by all of the members. In January 2004, Mr. Rosansky resigned as a director of the Company. Subsequently, Mr. Monaco was appointed to replace him as a member of the Audit Committee.

       All of the Audit Committee members are independent as defined in the Nasdaq listing standards as currently in effect. None of the Audit Committee members is a current officer or employee of the Company or any of its affiliates.

       The Company's board of directors has determined that it has at least one audit committee financial expert serving on its audit committee. Mr. Monaco serves as the audit committee financial expert.

       The Board of Directors has adopted a written charter for the audit committee. The charter has been approved and adopted by the Board of Directors and is reviewed and reassessed annually by the Audit Committee. The charter sets forth the responsibilities, authority and specific duties of the Audit Committee. The charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to the Company's independent auditors and management.

       In accordance with its written charter, the Audit Committee assists the Board in monitoring (1) the integrity of the Company's financial reporting process including its internal controls regarding financial reporting, (2) the compliance by the Company with legal and regulatory requirements, (3) the independence and performance of the Company's internal and external auditors and
(4) an avenue of communication among the independent auditors, management and the Board of Directors.

       AUDIT COMMITTEE REPORT

       The Audit Committee has reviewed the audited financial statements of the Company for the year ended December 31, 2003 with management and Eisner LLP, the Company's independent auditors.

       The Audit Committee has discussed and reviewed with Eisner LLP all the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). It has also received the written disclosures and the letter from Eisner LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Eisner LLP their independence.

       Based on this review and discussions, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.

       THE AUDIT COMMITTEE

       LAWRENCE BURSTEIN
       MICHAEL MONACO
       BEATRICE YORMARK

       April 30, 2004


       NOMINATING COMMITTEE

       The Nominating Committee was recently formed in March 2004 and is composed of Messrs. Burstein, Monaco and Ms. Yormark. All members of the Nominating Committee are independent as defined in the Nasdaq listing standards as currently in effect.

       The Nominating Committee does not currently have a charter. The Nominating Committee intends to adopt a charter pursuant to which it will be governed, and will consider adopting policies for recommendation of director candidates by stockholders. The Nominating Committee's duties will include adopting criteria for recommending candidates for election or re-election to our Board of Directors.

       The Nominating Committee may consider those factors it deems appropriate in evaluating director nominees, including judgment, skill, diversity, strength of character, experience with businesses and organizations comparable in size or scope to the Company, experience and skill relative to other board members, and specialized knowledge or experience. Depending upon the current needs of our Board, certain factors may be weighed more or less heavily by the Nominating Committee. In considering candidates for our Board, the Nominating Committee will evaluate the entirety of each candidate's credentials and, other than the eligibility requirements established by the Nominating Committee, will not have any specific minimum qualifications that must be met by a nominee. The Nominating Committee will consider candidates for the Board from any reasonable source, including current board members, shareholders, professional search firms or other persons. The Nominating Committee will not evaluate candidates differently based on who has made the recommendation.

       PROCESS FOR SENDING COMMUNICATIONS TO THE BOARD OF DIRECTORS

       The Board of Directors does not currently have a process for stockholders to send communications to the Board. The Board of Directors is working with the Company to consider adopting such a process.

                               OWNERSHIP OF SHARES

                  The following table sets forth information with respect to the beneficial ownership of shares of common stock as of March 31, 2004:

o each person or entity who is known by the Company to beneficially own five percent or more of the common stock;

o  each director and executive officer of the Company; and

o  all directors and executive officers of the Company as a group.


NAME OF BENEFICIAL OWNER(1)                  NUMBER OF SHARES      PERCENTAGE(2)
--------------------------------------------------------------------------------
Jeffrey M. Jagid                                 601,375(3)               7.92%

Kenneth S. Ehrman                                675,813(4)               9.16%

Michael L. Ehrman                                426,650(5)               5.63%

Ned Mavrommatis                                   71,000(6)                   *

Frederick F. (Rick) Muntz                        111,300(7)               1.54%

Lawrence Burstein                                 66,060(8)                   *

Michael Monaco                                    30,008(9)                   *

Beatrice Yormark                                  26,624(10)                  *

Martin Rosansky                                  517,027(11)              7.29%

N. Bert Loosmore                                 421,547(12)              5.95%

CQ Capital, LLC and E. Turner Baur               571,178(13)              8.06%

Trellus Management Company, LLC                  480,190(14)              6.78%

All Directors and Executive Officers           2,008,830(15)             30.98%
as a group (8 persons)

----------

*  Less than one percent

(1) Unless otherwise indicated, the address for each named individual or group is c/o I.D. Systems, Inc., One University Plaza, 6th Floor, Hackensack, NJ 07601.

(2) Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options, warrants or convertible securities (in any case, the "Currently Exercisable Options"). Each beneficial owner's percentage ownership is determined by assuming that the Currently Exercisable Options that are held by such person (but not those held by any other person) have been exercised and converted.

(3) Includes 364,125 shares of common stock issuable upon exercise of Currently Exercisable Options granted to Mr. Jagid, pursuant to the Company's 1995 Employee Stock Option Plan and 1999 Stock Option Plan.

(4) Includes 154,250 shares of common stock issuable upon exercise of Currently Exercisable Options granted to Mr. Ehrman pursuant to the Company's 1995 Employee Stock Option Plan and 1999 Stock Option Plan.

(5) Includes 345,125 shares of common stock issuable upon exercise of Currently Exercisable Options granted to Mr. Ehrman pursuant to the Company's 1995 Employee Stock Option Plan and 1999 Stock Option Plan.

(6) Includes 71,000 shares of common stock issuable upon exercise of Currently Exercisable Options to Mr. Mavrommatis pursuant to the Company's 1999 Stock Option Plan.

(7) Includes 16,000 shares held in a trust for Mr. Muntz's nieces and nephews of which Mr. Muntz is the trustee. Also includes 10,300 shares held in custodial accounts for his children and 3,000 shares owned of record by his wife. Mr. Muntz currently exercises all voting and dispositive power with regard to such shares.

(8) Includes 62,560 shares of common stock issuable upon exercise of Currently Exercisable Options granted to Mr. Burstein pursuant to the Company's 1999 Director Option Plan.

(9) Includes 30,008 shares of common stock issuable upon exercise of Currently Exercisable Options granted to Mr. Monaco pursuant to the Company's 1999 Stock Option Plan and its 1999 Director Option Plan.

(10) Includes 24,332 shares of common stock issuable upon exercise of Currently Exercisable Options granted to Ms. Yormark pursuant to the Company's 1999 Director Option Plan.

(11) The address of the reporting person is 495 McKinley Drive, Sarasota, Florida 34236. The foregoing information is derived from a Schedule 13G filed on behalf of Mr. Rosansky on February 10, 2004.


(12) The address of the reporting person is 5950 6th Avenue South, Suite 212, Seattle, WA 98108. The foregoing information is derived from a Schedule 13G filed on behalf of Mr. Loosmore on February 19, 2004.

(13) Includes (i) 502,278 shares held by CQ Capital, L.L.C. and beneficially owned by E. Turner Baur and (ii) 68,900 shares beneficially owned by E. Turner Baur. The address of the business office of each of the reporting persons is 65 Locust Avenue, Second Floor, New Canaan, Connecticut 06840. The foregoing information is derived from a Schedule 13G/A filed on behalf of CQ Capital L.L.C. and E. Turner Baur on January 28, 2004.

(14) The address of the business office of the reporting person is 350 Madison Avenue, Ninth Floor, New York, New York 10017. The foregoing information is derived from a Schedule 13G filed on behalf of Trellus Management Company, L.L.C. on February 17, 2004.

(15) Includes 1,051,400 shares of common stock issuable upon exercise of Currently Exercisable Options granted to such individuals pursuant to the Company's 1995 Employee Stock Option Plan, 1999 Stock Option Plan and 1999 Directors Option Plan.

                             EXECUTIVE COMPENSATION

              The following table sets forth the compensation paid or accrued, for the fiscal years ended December 31, 2003, 2002 and 2001, for the Company's Chief Executive Officer and four most highly compensated executive officers other than its Chief Executive Officer, whose salary and bonus were in excess of $100,000 (the "Named Officers") who were employed by the Company on December 31, 2003.

                           SUMMARY COMPENSATION TABLE

                                                                                       Long-Term
                                                           Annual Compensation         Compensation
                                                    -----------------------------------------------------

                                                                                            Securities
              Name and                                                   Bonus &            Underlying
         Principal Position               Year          Salary         Commissions       Options/SARs (#)
---------------------------------------------------------------------------------------------------------
Jeffrey M. Jagid                          2003          $215,625         $53,668                  ---
Chief Executive Officer                   2002          $187,500         $59,000                  ---
and General Counsel                       2001          $120,000             ---               65,000

Kenneth S. Ehrman                         2003          $192,500         $42,350                  ---
President and Chief Operating             2002          $175,000         $55,067                  ---
Officer                                   2001          $120,000             ---               45,000

Ned Mavrommatis                           2003          $172,500         $43,125                  ---
Chief Financial Officer, Treasurer        2002          $150,000         $47,200                  ---
and Corporate Secretary                   2001          $100,000             ---               55,000

Michael L. Ehrman                         2003          $165,000         $48,675                  ---
Executive Vice President                  2002          $150,000         $47,200                  ---
                                          2001          $108,000             ---               60,000

Frederick F. (Rick) Muntz                 2003          $160,416         $53,890              300,000
Executive Vice President                  2002               ---             ---                  ---
                                          2001               ---             ---                  ---

-------------

OPTION GRANTS IN 2003

       The following table sets forth for the year ended December 31, 2003, those Named Officers who received stock options to purchase the Company's common stock:

--------------------------- ------------ -------------- ----------- ------------

                                           % OF TOTAL
                                # OF        OPTIONS
                             SECURITIES    GRANTED TO
                             UNDERLYING    EMPLOYEES      EXERCISE   EXPIRATION
              NAME             OPTIONS      IN 2003        PRICE        DATE
--------------------------- ------------ -------------- ----------- ------------

Frederick F. (Rick) Muntz      300,000         73%         $4.10      1/6/2013
--------------------------- ------------ -------------- ----------- ------------

OPTION EXERCISES IN 2003 AND FISCAL YEAR END OPTION VALUES

              The following table sets forth for the year ended December 31, 2003, those Named Officers who exercised options to purchase the Company's common stock and the fiscal year-end value of unexercised options:

--------------------------- ---------------- -------------- ---------------------------------- ------------------------------------

                                                                   NUMBER OF SECURITIES               VALUE OF UNEXERCISED
                                                               UNDERLYING OPTIONS AT FISCAL      IN-THE-MONEY OPTIONS AT FISCAL
                                                                         YEAR END                           YEAR END
                                 SHARES                                     (#)                                ($)
                               ACQUIRED           VALUE     ---------------------------------- ------------------------------------
NAME                          ON EXERCISE       REALIZED
----                          -----------       --------
                                   (#)             ($)
--------------------------- ---------------- -------------- ---------------------------------- ------------------------------------

                                                               EXERCISABLE     UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
--------------------------- ---------------- -------------- ----------------- ---------------- ----------------- ------------------
Jeffrey Jagid                        --              --          349,125          69,000           $1,644,664         $51,480
--------------------------- ---------------- -------------- ----------------- ---------------- ----------------- ------------------

Kenneth Ehrman                       --              --          209,250          42,000           $1,012,930         $27,045
--------------------------- ---------------- -------------- ----------------- ---------------- ----------------- ------------------

Ned Mavrommatis                  29,000         $124,772          67,000          69,000             $124,075        $135,030
--------------------------- ---------------- -------------- ----------------- ---------------- ----------------- ------------------

Michael L. Ehrman                17,000         $116,960         330,125          66,000           $1,619,694         $62,100
--------------------------- ---------------- -------------- ----------------- ---------------- ----------------- ------------------

Frederick Muntz                      --              --             0            300,000               0             $867,000
--------------------------- ---------------- -------------- ----------------- ---------------- ----------------- ------------------

DIRECTORS' COMPENSATION

         The Company reimburses its Directors for reasonable travel expenses incurred in connection with their activities on behalf of the Company. Non-employee directors also receive:

              o  $2,500 per board meeting attended in person;

              o  $250 per board meeting participated via telephone;

              o  $5,000 per year for serving on the audit committee; and

              o  $1,000 per year for serving on the compensation committee.

       Non-employee directors are entitled to participate in the Company's 1999 Director Option Plan. A total of 300,000 shares of Common Stock have been reserved for issuance under such plan. The plan provides for the automatic grant of 15,000 shares to each non-employee director at the time he or she is first elected to the Board of Directors and an automatic grant of an option to purchase 5,000 shares on the first day of each fiscal quarter, if on such date he or she has served on the board for at least six months. Each option grant under the plan has a term of 10 years and vests on a cumulative monthly basis over a four-year period. The exercise price of all options equals the fair market value of the Common Stock on the date of grant.

       Employee directors are entitled to participate in the Company's 1999 Stock Option Plan. A total of 1,812,500 shares have been reserved for issuance under the plan. The plan provides for grants of incentive stock options and non-qualified stock options. Options can be granted under the plan on terms and at prices as determined by the Board of Directors, or a committee of the Board of Directors, except that the exercise price of incentive options will not be less than the fair market value of common stock on the date of grant. In the case of an incentive stock option granted to a stockholder who owns more than 10% of the total combined voting power of all classes of the Company's stock, the per share exercise price will not be less than 110% of the fair market value on the date of grant. The aggregate fair market value, determined on the date of grant, of the shares covered by incentive stock options granted under the plan that become exercisable by a grantee for the first time in any calendar year is subject to a $100,000 limit.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT, AND CHANGE IN CONTROL ARRANGEMENTS

       None.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       None.

INDEMNIFICATION FOR CERTAIN LIABILITIES

       The By-Laws of the Company provide that the Company may indemnify its directors and officers to the fullest extent permitted by the laws of the Delaware General Corporation Law against all expenses, liability and loss (including attorneys' fees, judgment, fines and amounts paid in settlement) incurred by them in any action, suit or proceeding arising out of certain of their actions or omissions in their capacities as directors or officers. Article Seven of the Company's Restated Certificate of Incorporation provides that, with certain exceptions, no director of the Company may be liable to the Company for monetary damages as a result of a breach of his fiduciary duties as a director. The Company has acquired directors' and officers' liability insurance for its directors and officers.

       The Delaware Supreme Court has held the directors' duty of care to a corporation and its stockholders requires the exercise of an informed business judgment. Having become informed of all material information reasonably available to them, directors must act with requisite care in the discharge of their duties. The Delaware General Corporation Law permits a corporation through its certificate of incorporation to exonerate its directors from personal liability to the corporation or its stockholders for monetary damages for a breach of their fiduciary duty of care as a director, with certain exceptions. The exceptions include a breach of the director's duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, improper declaration of dividends and transactions from which the director derived an improper personal benefit. As noted above, the Company's Restated Certificate of Incorporation exonerates its directors, acting in such capacity, from monetary liability to the extent permitted by this statutory provision. This limitation of liability provision does not eliminate a stockholder's right to seek non-monetary, equitable remedies such as an injunction or rescission in order to redress an action taken by directors. However, as a practical matter, equitable remedies may not be available in all situations, and there may be instances in which no effective remedy is available.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Based solely upon a review of Forms 3 and 4 and amendments to these forms furnished to the Company, all parties subject to the reporting requirements of
Section 16(a) of the Exchange Act filed all such required reports during and with respect to the fiscal year ended December 31, 2003.

CODE OF ETHICS

       In March 2004, we adopted a code of ethics that applies to our Chief Executive Officer and Chief Financial Officer, and other persons who perform similar functions. A copy of our Code of Ethics can be found on our website at www.id-systems.com. Our Code of Ethics is intended to be a codification of the business and ethical principles which guide us, and to deter wrongdoing, to promote honest and ethical conduct, to avoid conflicts of interest, and to foster full, fair, accurate, timely and understandable disclosures, compliance with applicable governmental laws, rules and regulations, the prompt internal reporting of violations and accountability for adherence to this Code.

                                 PROPOSAL NO. 2.

INCREASE IN THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE 1999 STOCK OPTION PLAN

       The Company is seeking approval to amend its 1999 Stock Option Plan (the "Stock Option Plan") to increase the number of shares of common stock that may be granted as stock option awards under the Stock Option Plan. At present, the Company has 1,812,500 shares of Common Stock reserved for issuance upon the exercise of options granted under the Stock Option Plan. This number includes shares to be issued upon the exercise of options already granted. Proposal No. 2 provides for an increase in the number of shares reserved for issuance under the Stock Option Plan by 1,000,000 shares to 2,812,500 shares.

       The purpose of the Stock Option Plan is to provide an incentive to key employees (including directors and officers who are key employees), and to consultants who are not employees of the Company, and to offer an additional inducement in obtaining the services of such persons. The Compensation Committee has not yet determined the amounts that will be received by or allocated to any particular individuals or groups of individuals eligible to receive grants under the Stock Option plan, nor whether it will allocate the additional options authorized by this proposal to any such individual or group of individuals. A copy of the Stock Option Plan is attached as EXHIBIT A to this Proxy Statement

       The Stock Option Plan provides for grants of incentive stock options ("ISO's") and non-qualified stock options ("NQSO's") on terms and at prices as determined by the Board of Directors, or a committee of the Board of Directors, except that the exercise price of incentive options cannot be less than the fair market value of a share of common stock on the date of grant. In the case of an incentive stock option granted to a stockholder who owns more than 10% of the total combined voting power of all classes of the Company's stock, the per share exercise price will not be less than 110% of the fair market value on the date of grant. The aggregate fair market value, determined on the date of grant, of the shares covered by incentive stock options granted under the Plan that become exercisable by a grantee for the first time in any calendar year is subject to a $100,000 limit. On March 26, 2004 the closing price of a share of the Company's common stock as reported on the NASDAQ SmallCap Market was $6.41 per share. All options granted expire not later than ten years after the date of grant.

       Neither the optionee nor the Company will incur any federal income tax consequences as a result of the grant of an option. The optionee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and the Company will receive no deduction when an ISO is exercised. Upon exercising an NQSO, the optionee generally must recognize ordinary income equal to the "spread" between the exercise price and the fair market value of a share of the Company's common stock on the date of exercise and the Company will be entitled to a business expense deduction for the same amount. In the case of an employee, the option spread at the time the NQSO is exercised is subject to income tax withholding, but the optionee generally may elect to satisfy the withholding tax obligation by having shares of common stock withheld from those purchased under the NQSO. The tax treatment of a disposition of option shares acquired under the Stock Option Plan depends upon how long the shares have been held and on whether such shares were acquired by exercising an ISO or an NQSO. The Company will not be entitled to a deduction in connection with a disposition of option shares, except in the case of a disposition of shares acquired under an ISO before the applicable ISO holding period has been satisfied.

       As of March 31, 2004, options to purchase 1,762,800 shares have been granted and 1,528,161 are outstanding under the Stock Option Plan, leaving 49,700 shares available for further option grants. The Board of Directors is seeking shareholder approval to increase the number of shares reserved for issuance upon the exercise of options granted under the Stock Option Plan so that the Company's employees and directors can be adequately compensated as the Company expands its business and adds additional employees. The Board of Directors therefore requests that the shareholders authorize the reservation and issuance of up to an additional 1,000,000 shares, which would bring the total number of shares reserved for issuance under the Plan to 2,812,500 shares. When combined with the shares reserved for issuance under the Company's 1995 Employee Stock Option Plan and the 1999 Director Stock Option Plan, an aggregate of 4,362,500 shares of the Company's 15,000,000 authorized shares of common stock will be available for issuance pursuant to option benefit plans.

       THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THIS PROPOSAL NO. 2. THE AFFIRMATIVE VOTE OF THE MAJORITY OF THE VOTES CAST AT THE ANNUAL MEETING IS REQUIRED FOR APPROVAL.

                                 PROPOSAL NO. 3.

INCREASE IN THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE 1999 DIRECTOR OPTION PLAN

       The Company is seeking approval to amend its 1999 Director Option Plan (the "Director Plan") to increase the number of shares of common stock that may be granted as stock option awards under the Director Plan. At present, the Company has 300,000 shares of Common Stock reserved for issuance upon the exercise of options granted under the Director Plan. This number includes shares to be issued upon the exercise of options already granted. Proposal No. 3 provides for an increase in the number of shares reserved for issuance under the Plan from 300,000 to 600,000.

              The purpose of the Director Plan is to provide an incentive to non-employee directors and to offer an additional inducement in obtaining the services of such individuals. The Director Plan provides for the grant of NQSO's to non-employee directors of the Company and its subsidiaries, on terms and at prices as determined by the Board of Directors, or a committee of the Board of Directors. The Director Plan provides for the automatic grant of 15,000 shares to each non-employee director at the time he or she is first elected to the Board of Directors and an automatic grant of an option to purchase 5,000 shares on the first day of each fiscal quarter, if on such date he or she has served on the board for at least six months. Each option grant under the Director Plan has a term of 10 years and vests on a cumulative monthly basis over a four-year period. The exercise price of all options equals the fair market value of the Common Stock on the date of grant. A copy of the Director Plan is attached as EXHIBIT B to this Proxy Statement.

       As of March 31, 2004, options to purchase 225,815 shares have been granted and 194,708 are outstanding under the Plan, leaving 74,185 shares available for further option grants. In accordance with the terms of the Director Plan, options to purchase an aggregate of 60,000 shares will be issued to current non-employee directors during the fiscal year. The Board of Directors is seeking shareholder to approve the increase in the number of shares reserved for issuance upon the exercise of options granted under the Plan to adequately compensate the Company's non-employee directors. The Board of Directors therefore requests that the shareholders authorize the reservation and issuance of up to an additional 300,000 shares, which would bring the total number of shares reserved for issuance under the Plan to 600,000 shares. When combined with the shares reserved for issuance under the Company's 1995 Employee Stock Option Plan and the 1999 Director Stock Option Plan, an aggregate of 4,662,500 shares of the Company's 15,000,000 authorized shares of common stock will be available for issuance pursuant to option benefit plans.


       THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THIS PROPOSAL NO. 3. THE AFFIRMATIVE VOTE OF THE MAJORITY OF THE VOTES CAST AT THE ANNUAL MEETING IS REQUIRED FOR APPROVAL.

                                 PROPOSAL NO. 4.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

       The Board of Directors has reappointed Eisner LLP as independent auditors to audit the financial statements of the Company for the current fiscal year, subject to the ratification of such appointment by the Company's stockholders.

       Representatives of the firm of Eisner LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

AUDIT FEES

       The aggregate fees billed by Eisner LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal years ended December 31, 2003 and 2002, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for fiscal years 2003 and 2002 were $57,788 and $57,000, respectively.

AUDIT RELATED FEES

       Other than the fees described under the caption "Audit Fees" above, Eisner LLP did not bill any fees for services rendered to us during fiscal years 2003 and 2002 for assurance and related services in connection with the audit or review of our consolidated financial statements.

TAX FEES

       There were no fees billed by Eisner LLP for professional services rendered for tax compliance, tax advice or tax planning during fiscal years 2003 and 2002.

ALL OTHER FEES

       There were no fees billed by Eisner LLP for other professional services rendered during fiscal years 2003 and 2002.

PRE-APPROVAL OF SERVICES

       The Audit Committee pre-approves all services, including both audit and non-audit services, provided by our independent accountants. For audit services, each year the independent auditor provides the Audit Committee with an engagement letter outlining the scope of the audit services proposed to be performed during the year, which must be formally accepted by the Committee before the audit commences. The independent auditor also submits an audit services fee proposal, which also must be approved by the Committee before the audit commences.

              THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THIS PROPOSAL. THE AFFIRMATIVE VOTE OF THE MAJORITY OF THE VOTES CAST AT THE ANNUAL MEETING IS REQUIRED FOR THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.

                                  MISCELLANEOUS

ANNUAL REPORT

       The Company's Annual Report to Shareholders accompanies delivery of this Proxy Statement.

OTHER BUSINESS

       As of the date of this proxy statement, the Board of Directors is not informed of any matters, other than those stated above, that may be brought before the meeting. The persons named in the enclosed form of proxy or their substitutes will vote with respect to any such matters in accordance with their best judgment.

                       WHERE YOU CAN FIND MORE INFORMATION

       We file annual, quarterly and special reports, proxy statements and other information with the SEC. Stockholders may read and copy any reports, statements or other information that we file at the SEC's public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms. Our public filings are also available from commercial document retrieval services and at the Internet Web site maintained by the SEC at http://www.sec.gov.

       Upon the request of a stockholder, the Company shall provide to such person, without charge, a copy of the Company's annual report on Form 10-KSB.

       STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED MAY 6, 2004. STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE.

By order of the Board of Directors,

/s/ Ned Mavrommatis
-----------------------------------
Ned Mavrommatis
SECRETARY

Dated:  May 6, 2004

                                                                       EXHIBIT A
                         AMENDED 1999 STOCK OPTION PLAN
                                       OF
                                I.D. SYSTEMS INC.

       1. PURPOSES OF THE PLAN. This stock incentive plan (the "Plan") is designed to provide an incentive to key employees (including directors and officers who are key employees) and to consultants who are not employees of I.D. Systems Inc., a Delaware corporation (the "Company"), and to offer an additional inducement in obtaining the services of such persons. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and nonqualified stock options which do not qualify as ISOs ("NQSOs"). The Company makes no representation or warranty, express or implied, as to the qualification of any option as an "incentive stock option" under the Code.

        2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 12, the aggregate number of shares of Common Stock, $.01 par value per share, of the Company ("Common Stock") for which options may be granted under the Plan shall not exceed 1,812,500. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the provisions of Paragraph 13, any shares of Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable, shall again become available for the granting of options under the Plan. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

       3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board of Directors or a committee of the Board of Directors (collectively, the "Committee"). A majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

              Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, to make all determinations relating to the Plan, including, but not limited to, the right to determine: the key employees and consultants who shall be granted options; the type of option to be granted to a key employee; the times when an option shall be granted; the number of shares of Common Stock to be subject to each option; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole, in part or in installments and, if in installments, the number of shares of Common Stock to be subject to each installment, whether the installments shall be cumulative, the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any option or installment; whether shares of Common Stock may be issued upon the exercise of an option as partly paid and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; whether to require the optionee to enter into a stockholder's agreement with the Company as a condition to exercising any option; whether to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and, if so, whether and under what conditions to waive any such restriction; whether and under what conditions to subject all or a portion of the grant or exercise of an option or the shares acquired pursuant to the exercise of an option to the fulfillment of certain restrictions or contingencies as specified in the contract referred to in Paragraph 11 hereof (the "Contract"), including without limitation, restrictions or contingencies relating to entering into a covenant not to compete with the Company, to financial objectives for the Company or a division of any of the foregoing, a product line or other category, and/or to the period of continued employment of the optionee with the Company, and to determine whether such restrictions or contingencies have been met; whether an optionee is Disabled (as defined in Paragraph 19); the amount, if any, necessary to satisfy the obligation of the Company, to withhold taxes or other amounts; the fair market value of a share of Common Stock; to construe the respective Contracts and the Plan; with the consent of the optionee, to cancel or modify an option, PROVIDED, that the modified provision is permitted to be included in an option granted under the Plan on the date of the modification, and FURTHER, PROVIDED, that in the case of a modification (within the meaning of Section 424(h) of the Code) of an ISO, such option as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any option granted under the Plan or any Contract shall be determined unilaterally by the Committee in its sole discretion. The determinations of the Committee on the matters referred to in this Paragraph 3 shall be conclusive and binding on the parties. No member or former member of the Committee shall be liable for any action, failure to act or determination made in good faith with respect to the Plan, any Contract or any option hereunder.

       4. ELIGIBILITY. The Committee may from time to time, in its sole discretion, consistent with the purposes of the Plan, grant options to (a) key employees (including officers and directors who are key employees) of the Company or any of its Subsidiaries and (b) consultants to the Company or any of its Subsidiaries. Such options granted shall cover such number of shares of Common Stock as the Committee may determine, in its sole discretion, as set forth in the applicable Contract; PROVIDED, HOWEVER, that the aggregate market value (determined at the time the option is granted in accordance with Paragraph
5) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000; PROVIDED FURTHER, that the maximum number of shares with respect to which ISOs may be granted under the Plan to any eligible employee in any fiscal year shall be 300,000. Such

ISO limitation shall be applied by taking ISOs into account in the order in which they were granted. Any option granted in excess of such ISO limitation amount shall be treated as a NQSO to the extent of such excess.

       5. EXERCISE PRICE. The exercise price of the shares of Common Stock under each option shall be determined by the Committee, in its sole discretion, as set forth in the applicable Contract; PROVIDED, HOWEVER, that the exercise price of an ISO shall not be less than the fair market value of the Common Stock subject to such option on the date of grant; and FURTHER, PROVIDED, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price of such ISO shall not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant.

              The fair market value of a share of Common Stock on any day shall be (a) if the principal market for the Common Stock is a national securities exchange, the average of the highest and lowest sales prices per share of Common Stock on such day as reported by such exchange or on a composite tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on The Nasdaq Stock Market ("Nasdaq"), and (i) if actual sales price information is available with respect to the Common Stock, the average of the highest and lowest sales prices per share of Common Stock on such day on Nasdaq, or (ii) if such information is not available, the average of the highest bid and lowest asked prices per share of Common Stock on such day on Nasdaq, or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the average of the highest bid and lowest asked prices per share of Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; PROVIDED, HOWEVER, that if clauses (a), (b) and (c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of the Common Stock shall be determined by the Board of Directors or the Committee by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options.

       6. TERM. The term of each option granted pursuant to the Plan shall be such term as is established by the Committee, in its sole discretion, as set forth in the applicable Contract; PROVIDED, HOWEVER, that the term of each ISO granted pursuant to the Plan shall be for a period not exceeding 10 years from the date of grant thereof; and FURTHER, PROVIDED, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company the term of the ISO shall be for a period not exceeding five years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

       7. EXERCISE. An option (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office stating which option is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the applicable Contract permits installment payments) (a) in cash or by certified check or (b) if the applicable Contract permits, with previously acquired shares of Common Stock having an aggregate fair market value on the date of exercise (determined in accordance with Paragraph 5) equal to the aggregate exercise price of all options being exercised, or with any combination of cash, certified check or shares of Common Stock having such value. The Company shall not be required to issue any shares of Common Stock pursuant to any such option until all required payments, including any required withholding, have been made.

              A person entitled to receive Common Stock upon the exercise of an option shall not have the rights of a stockholder with respect to such shares of Common Stock until the date of issuance of a stock certificate for such shares or in the case of uncertificated shares, an entry is made on the books of the Company's transfer agent representing such shares; PROVIDED, HOWEVER, that until such stock certificate is issued or book entry is made, any optionee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

              In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

       8. TERMINATION OF RELATIONSHIP. Except as may otherwise be expressly provided in the applicable Contract, an optionee whose relationship with the Company, as an employee or a consultant has terminated for any reason (other than as a result of the death or Disability of the optionee) may exercise his options, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; PROVIDED, HOWEVER, that if such relationship is terminated either (a) for Cause (as defined in Paragraph 19), or (b) without the consent of the Company, such option shall terminate immediately. Except as may otherwise be expressly provided in the applicable Contract, options granted under the Plan to an employee or consultant shall not be affected by any change in the status of the optionee so long as the optionee continues to be an employee of, or a consultant to, the Company.

              For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and the Company if at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the Company, is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

              Nothing in the Plan or in any option granted under the Plan shall confer on any optionee any right to continue in the employ of, or as a consultant to, the Company or as a director of the Company, or interfere in any way with any right of the Company to terminate the optionee's relationship at any time for any reason whatsoever without liability to the Company.

       9. DEATH OR DISABILITY OF AN OPTIONEE. Except as may otherwise be expressly provided in the applicable Contract, if an optionee dies (a) while he is an employee of, or consultant to, the Company, (b) within three months after the termination of such relationship (unless such termination was for Cause or without the consent of the Company) or (c) within one year following the termination of such relationship by reason of his Disability, the options that were granted to him as an employee or consultant may be exercised, to the extent exercisable on the date of his death, by his Legal Representative (as defined in Paragraph 19) at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

              Except as may otherwise be expressly provided in the applicable Contract, any optionee whose relationship as an employee of, or consultant to, the Company, has terminated by reason of such optionee's Disability may exercise the options that were granted to him as an employee or consultant, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

       10. COMPLIANCE WITH SECURITIES LAWS. The Committee may require, in its sole discretion, as a condition to the exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act or to keep any Registration Statement effective or current.

              The Committee may require, in its sole discretion, as a condition to the receipt of an option or the exercise of any option that the optionee execute and deliver to the Company his representations and warranties, in form, substance and scope satisfactory to the Committee, which the Committee determines are necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirement, including without limitation that (a) the shares of Common Stock to be issued upon the exercise of the option are being acquired by the optionee for his own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to

(i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee shall prior to any offer of sale or sale of such shares of Common Stock provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

              In addition, if at any time the Committee shall determine, in its sole discretion, that the listing or qualification of the shares of Common Stock subject to any option on any securities exchange, Nasdaq or under any applicable law, or the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issuing of shares of Common Stock thereunder, such option may not be granted and such option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

       11. CONTRACTS. Each option shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee, and shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Committee. The terms of each option and Contract need not be identical.

       12. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. Notwithstanding any other provisions of the Plan:

              (a) a stock dividend, recapitalization, merger or consolidation in which the Company is the surviving corporation, or a spin-off, split-up, combination or exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which is outstanding immediately prior to such event, the Committee shall appropriately adjust the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof. Such adjustments shall be conclusive and binding on all parties and may provide for the elimination of fractional shares which might otherwise be subject to options without payment therefor.

              (b) liquidation or dissolution of the Company, or a merger to which the Company is a party whether or not it is the surviving corporation or a consolidation or a sale by the Company of all or substantially all of its assets, then, except as set forth below, the options granted hereunder which are outstanding or unvested as of the date of such event, shall continue to be outstanding and the optionee shall be entitled to receive an option in the surviving corporation for the same number of shares as he would have been entitled to receive if he had exercised the options granted hereunder immediately prior to the transaction and actually owned the shares of common stock subject to such option. The exercise price of the option in the surviving corporation shall be such that the aggregate consideration for the shares of stock subject to the option in the surviving corporation shall be equal to the aggregate consideration payable with respect to the option granted under the Plan.

              Notwithstanding the foregoing, the Company shall have the right, by written notice, provided to an optionee sent no later than 15 days prior to the proposed liquidation, dissolution, merger or other transaction, to advise the optionee that upon consummation of the transaction all options granted to any optionee under the Plan shall terminate and be void, in which event, the optionee shall have right to exercise all options then currently exercisable in accordance with the terms of the applicable option Contract within 10 days after the date of the notice from the Company.

              Upon a Change of Control of the Company (as defined below), each option shall become immediately exercisable with respect to all shares of Common Stock subject thereto, unless the provisions of paragraphs 12(a) or (b) are operative. For purposes hereof, a "Change in Control" shall be deemed to have occurred if: (i) any "person" or "group" (as such terms are used in Sections 3(a)(9) and 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Act")), except if an employee stock ownership trust (or any of the trustees thereof) or any of the executive officers as of the date of stockholder approval of the Plan become a "beneficial owner" (as such term is used in Rule 13d-3 promulgated under the Act), after the date hereof, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities; (ii) a change in "control" of the Company (as the term "control" is defined in Rule 12b-2 or any successor rule promulgated under the Act) shall have occurred; (iii) the majority of the Board of Directors, as such entire Board of Directors is composed at the date of this Agreement, no longer serve as directors of the Company, except that there shall not be counted toward such majority who no longer serve as directors any director who ceased to serve either prior to the date of a Change in Control, for any reason, or at any other time due to his death, disability or termination for cause; (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or (v) the stockholders of the Company approve a merger or consolidation of the Company with any other company, other than a merger or consolidation which would result in the combined voting power of the Company's voting securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 70% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation.

       13. AMENDMENTS AND TERMINATION OF THE PLAN. The Plan was adopted by the Board of Directors on May 14, 1999. No ISO may be granted under the Plan after May 13, 2009. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, to comply with any change in applicable law, regulations, rulings or interpretations of any administrative agency; PROVIDED, HOWEVER, that no amendment shall be effective without the requisite prior or subsequent stockholder approval which would (a) except as contemplated in Paragraph 12, increase the maximum number of shares of Common Stock for which options may be granted under the Plan, (b) change the eligibility requirements to receive options hereunder or (c) make any other change for which applicable law requires stockholder approval. No termination, suspension or amendment of the Plan shall, without the consent of the optionee, adversely affect his rights under any option granted under the Plan. The power of the Committee to construe and administer any option granted under the Plan prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.

       14. NON-TRANSFERABILITY. No option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the optionee, only by the optionee or his Legal Representatives. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void AB INITIO and of no force or effect.

       15. WITHHOLDING TAXES. The Company, may withhold (a) cash, (b) shares of Common Stock to be issued upon exercise of an option having an aggregate fair market value on the relevant date (determined in accordance with Paragraph 5), or (c) any combination thereof, in an amount equal to the amount which the Committee determines is necessary to satisfy the obligation of the Company, to withhold Federal, state and local income taxes or other amounts incurred by reason of the grant, vesting, exercise or disposition of an option, or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the holder to pay to the Company such amount, in cash, promptly upon demand.

       16. LEGENDS; PAYMENT OF EXPENSES. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act and any applicable state securities laws, (b) implement the provisions of the Plan or any agreement between the Company and the optionee with respect to such shares of Common Stock, including any stockholder's agreement, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Code, of the shares of Common Stock issued or transferred upon the exercise of an ISO granted under the Plan. Each optionee may, in the Committee's discretion, be required to execute a stockholders' agreement as a condition to receiving a grant of options hereunder.

              The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

       17. USE OF PROCEEDS. The cash proceeds received upon the exercise of an option under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine.

       18. SUBSTITUTIONS AND ASSUMPTIONS OF OPTIONS OF CERTAIN CONSTITUENT CORPORATIONS. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new options for prior options of a Constituent Corporation (as defined in Paragraph
19) or assume the prior options of such Constituent Corporation.

       19. DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth below:

              (a) "Cause" shall mean (i) in the case of an employee or consultant, if there is a written employment or consulting agreement between the optionee and the Company, any of its Subsidiaries or a Parent which defines termination of such relationship for cause, cause as defined in such agreement, and (ii) in all other cases, cause as defined by applicable state law.

              (b) "Constituent Corporation" shall mean any corporation which engages with the Company, any of its Subsidiaries or a Parent in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

              (c) "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

              (d) "Legal Representative" shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated optionee with respect to an option granted under the Plan.

              (e) "Parent" shall have the same definition as "parent corporation" in Section 424(e) of the Code.

              (f) "Subsidiary" shall have the same definition as "subsidiary corporation" in Section 424(f) of the Code.

       20. GOVERNING LAW; CONSTRUCTION. The Plan, the options and Contracts hereunder and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict of law provisions.

              Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the Plan or Contract to be drafted. Whenever from the context it appears appropriate, ana)y term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

       21. PARTIAL INVALIDITY. The invalidity, illegality or unenforceability of any provision in the Plan, any option or Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

       22. STOCKHOLDER APPROVAL. The Plan shall be subject to approval by the Company's stockholders.

                                                                       EXHIBIT B

                        AMENDED 1999 DIRECTOR OPTION PLAN
                                       OF
                               I.D. SYSTEMS, INC.

              1. PURPOSES OF THE PLAN. This stock option plan (the "Plan") is designed to provide an incentive to non-employee directors of I.D. Systems, Inc., a Delaware corporation (the "Company"), and its present and future subsidiary corporations, as defined in Paragraph 18 ("Subsidiaries"), and to offer an additional inducement in obtaining the services of such individuals. The Plan provides for the grant of nonqualified stock options ("NQSOs") to non-employee directors of the Company or any of its subsidiaries.

              2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 12, the aggregate number of shares of Common Stock, $.01 par value per share, of the Company ("Common Stock") for which options may be granted under the Plan shall not exceed 300,000 (taking into account a 1.25 stock split to be effected prior to or contemporaneous with the Company's initial public offering ("IPO")). Such shares of Common Stock may, in the discretion of the Committee (as defined in Paragraph 3), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan. Subject to the provisions of Paragraph 13, any shares of Common Stock subject to an option which for any reason expires, is cancelled, is terminated unexercised or which ceases for any reason to be exercisable shall again become available for the granting of options under the Plan.

              3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Company's Board of Directors which, to the extent that it may determine, may delegate its powers with respect to the administration of the Plan to a committee of the Board of Directors of the Company (the "Committee") consisting of not less than two directors, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). References in the Plan to determinations or actions by the Committee shall be deemed to include determinations and actions by the Board of Directors.

              Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, with respect to Outside Director Options (as defined in Paragraph 18): to construe the respective contracts referred to in Paragraph 11 (the "Contract") and the Plan; to determine the terms and conditions of the Outside Director Options; to determine the amount, if any, necessary to satisfy the Company's obligation to withhold taxes; with the consent of the optionee, to cancel or modify an option, provided such option as modified would be permitted to be granted on such date under the terms of the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; and to make all other determinations necessary or advisable for administering the Plan. The determinations of the Committee on the matters referred to in this Paragraph 3 shall be conclusive.

              No member or former member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

              4. ELIGIBILITY; GRANTS. On the earlier of (i) the date the IPO is completed, and (ii) the date each member of the Board of Directors who is not on such date an employee of the Company or any of its Subsidiaries is first elected as a member of the Board of Directors, each such member shall be granted an Outside Director Option to purchase15,000 shares of Common Stock. In addition, on the first day of each fiscal quarter, starting April 1, 2000, each member of the Board of Directors who is not an employee of the Company or any of its Subsidiaries and who has served on the Board of Directors for at least six months shall be granted an additional Outside Director Option to purchase 5,000 shares of Common Stock. In the event the remaining shares available for grant under the Plan are not sufficient to grant the Outside Director Options to such non-employee directors in any year, the number of shares subject to each Outside Director Option for such year shall be reduced proportionately. The Committee shall have no discretion with respect to the selection of directors to receive Outside Director Options or the amount, the price or the timing with respect thereto. A director who is not an employee of the Company or any of its Subsidiaries shall not be entitled to receive any options other than Outside Director Options as provided herein.

              5. EXERCISE PRICE. The exercise price of the shares of Common Stock under each Outside Director Option shall be equal to the fair market value of the Common Stock subject to such option on the date of grant; PROVIDED, HOWEVER, that if the grant date is a legal holiday then the exercise price shall be equal to the fair market value of the Common Stock on the business day next preceding the legal holiday.

              The fair market value of the Common Stock on any day shall be (a) if the principal market for the Common Stock is a national securities exchange, the average of the highest and lowest sales prices of the Common Stock on such day as reported by such exchange or on a composite tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), and
(i) if actual sales price information is available with respect to the Common Stock, the average of the highest and lowest sales prices of the Common Stock on such day on NASDAQ, or (ii) if such information is not available, the average of the highest bid and lowest asked prices for the Common Stock on such day on NASDAQ, or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on NASDAQ, the average of the highest bid and lowest asked prices for the Common Stock on such day as reported on the NASDAQ OTC Bulletin Board Service or by National Quotation Bureau,

Incorporated or a comparable service; PROVIDED, HOWEVER, that if clauses (a),
(b) and (c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of the Common Stock shall be determined by the Committee by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options. The determination of the Committee shall be conclusive in determining the fair market value of the stock.

              6. TERM. Each Outside Director Option shall have a term of 10 years commencing on the date of grant. Options shall be subject to earlier termination as hereinafter provided.

              7. EXERCISE. An option (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office (at present 90 William Street, Suite 402, New York, New York 10038, Attn: Jeffrey M. Jagid, Chief Operating Officer, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the Contract permits installment payments) (a) in cash or by certified check, or (b) with the consent of the Committee (in the Contract or otherwise), with shares of Common Stock having been held for at least six months and having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all options being exercised, or with any combination of cash, certified check or shares of Common Stock.

              A person entitled to receive Common Stock upon the exercise of an option shall not have the rights of a stockholder with respect to such shares of Common Stock until the date of issuance of a stock certificate to him for such shares; PROVIDED, HOWEVER, that until such stock certificate is issued, any option holder using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

              In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

              8. TERMINATION OF RELATIONSHIP WITH COMPANY. Any holder of an Outside Director Option whose status as a director of the Company, has terminated for any reason other than his or her death or Disability (as defined in Paragraph 18) may exercise such option, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if his or her status as a director shall be terminated either (a) for cause, or (b) without the consent of the Company, said option shall terminate immediately.

              Nothing in the Plan or in any option granted under the Plan shall confer on any individual any right to continue as a director of the Company, or interfere in any way with the right of the Stockholders to terminate the director's relationship at any time for any reason whatsoever without liability to the Stockholders, the Company, its Parent or any of its Subsidiaries.

              9. DEATH OR DISABILITY OF AN OPTIONEE. Any optionee whose status as a director has terminated by reason of Disability may exercise his or her Outside Director Options, to the extent they are exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

              If an optionee dies (a) while he or she is a director of the Company, (b) within three months after the termination of such relationship (unless such termination was for cause or without the consent of the Company) or
(c) within one year following the termination of such relationship by reason of Disability, the Outside Director Options, may be exercised, to the extent exercisable on the date of his or her death, by his or her executor, administrator or other person at the time entitled by law to the rights under such option, at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

              10. COMPLIANCE WITH SECURITIES LAWS. The Committee may require, in its discretion, among other things, as a condition to the exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act.

              The Committee may require the optionee to execute and deliver to the Company his or her representation and warranty, in form and substance satisfactory to it, that the shares of Common Stock to be issued upon the exercise of the option are being acquired by the optionee for his or her own account, for investment only and not with a view to the resale or distribution thereof. In addition, the Committee may require the optionee to represent and warrant in writing that any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee shall, at the request of the Committee and prior to any offer of sale or sale of such shares of Common Stock, provide the Company with a favorable written opinion of counsel, in form and substance satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

              11. STOCK OPTION CONTRACTS. Each option shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee, and shall contain such terms and conditions not inconsistent herewith as may be determined by the Committee.

              12. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. Notwithstanding any other provisions of the Plan:

                            (a)    a stock dividend, recapitalization, merger or
consolidation in which the Company is the surviving corporation, or a spin-off, split-up, combination or exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which is outstanding immediately prior to such event, the Committee shall appropriately adjust the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof. Such adjustments shall be conclusive and binding on all parties and may provide for the elimination of fractional shares which might otherwise be subject to options without payment therefor.

                            (b)    liquidation or dissolution of the Company, or
a merger to which the Company is a party whether or not it is the surviving corporation or a consolidation or a sale by the Company of all or substantially all of its assets, then, except as set forth below, the options granted hereunder which are outstanding or unvested as of the date of such event, shall continue to be outstanding and the optionee shall be entitled to receive an option in the surviving corporation for the same number of shares as he would have been entitled to receive if he had exercised the options granted hereunder immediately prior to the transaction and actually owned the shares of common stock subject to such option. The exercise price of the option in the surviving corporation shall be such that the aggregate consideration for the shares of stock subject to the option in the surviving corporation shall be equal to the aggregate consideration payable with respect to the option granted under the Plan.

              Notwithstanding the foregoing, the Company shall have the right, by written notice, provided to an optionee sent no later than 15 days prior to the proposed liquidation, dissolution, merger or other transaction, to advise the optionee that upon consummation of the transaction all options granted to any optionee under the Plan shall terminate and be void, in which event, the optionee shall have right to exercise all options then currently exercisable in accordance with the terms of the applicable option Contract within 10 days after the date of the notice from the Company.

              Upon a Change of Control of the Company (as defined below), each option shall become immediately exercisable with respect to all shares of Common Stock subject thereto, unless the provisions of paragraphs 12(a) or (b) are operative. For purposes hereof, a "Change in Control" shall be deemed to have occurred if: (i) any "person" or "group" (as such terms are used in Sections 3(a)(9) and 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Act")), except for an employee stock ownership trust (or any of the trustees thereof) or any of the executive officers as of the date of Stockholder approval of the Plan becomes a "beneficial owner" (as such term is used in Rule 13d-3 promulgated under the Act), after the date hereof, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities; (ii) a change in "control" of the Company (as the term "control" is defined in Rule 12b-2 or any successor rule promulgated under the Act) shall have occurred; (iii) the majority of the Board of Directors, as such entire Board of Directors is composed at the date of this Agreement, no longer serve as directors of the Company, except that there shall not be counted toward such majority who no longer serve as directors any director who ceased to serve either prior to the date of a Change in Control, for any reason, or at any other time due to his death, disability or termination for cause; (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or (v) the stockholders of the Company approve a merger or consolidation of the Company with any other company, other than a merger or consolidation which would result in the combined voting power of the Company's voting securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 70% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation.

              13. AMENDMENTS AND TERMINATION OF THE PLAN. The Plan was adopted by the Board of Directors of the Company on May 14, 1999. No option may be granted under the Plan after May 13, 2009. The Board of Directors, without further approval of the Company's stockholders, may at any time and from time to time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including without limitation, to comply with applicable requirements of the Securities Act and the Exchange Act, or to conform to any change in applicable law or to regulations or rulings of administrative agencies; provided, however, that no amendment shall be effective without the requisite prior or subsequent stockholder approval which would (a) except as contemplated in Paragraph 12, increase the maximum number of shares of Common Stock for which options may be granted under the Plan, (b) materially increase the benefits to participants under the Plan or (c) change the eligibility requirements for individuals entitled to receive options hereunder. No termination, suspension or amendment of the Plan shall, without the consent of the holder of an existing option affected thereby, adversely affect his rights under such option. The power of the Committee to construe and administer any options granted under the Plan prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.

              14. NON-TRANSFERABILITY OF OPTIONS. No option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the holder thereof, only by the holder or his or her legal representatives. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

              15. WITHHOLDING TAXES. The Company may withhold cash and/or shares of Common Stock to be issued to the optionee having an aggregate fair market value equal to the amount which it determines is necessary to satisfy its obligation to withhold Federal, state and local income taxes or other taxes incurred by reason of the grant or exercise of an option, its disposition, or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the holder to pay to the Company such amount, in cash, promptly upon demand. The Company shall not be required to issue any shares of Common Stock pursuant to any such option until all required payments have been made. Fair market value of the shares of Common Stock shall be determined in accordance with Paragraph 5.

              16. LEGENDS; PAYMENT OF EXPENSES. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act or (b) implement the provisions of the Plan or any agreement between the Company and the optionee with respect to such shares of Common Stock.

              17. SUBSTITUTIONS AND ASSUMPTIONS OF OPTIONS OF CERTAIN CONSTITUENT CORPORATIONS. Anything in this Plan to the contrary notwithstanding, the Committee may, without further approval by the stockholders, substitute new options for prior options of a Constituent Corporation (as defined in Paragraph
18) or assume the prior options of such Constituent Corporation.

              18.    DEFINITIONS.

                     a. Code. The term "Code" shall mean the Internal Revenue Code of 1986, as amended.

                     b. Subsidiary. The term "Subsidiary" shall have the same definition as "subsidiary corporation" in Section 424(f) of the Code.

                     c. Parent. The term "Parent" shall have the same definition as "parent corporation" in Section 424(e) of the Code.

                     d. Constituent Corporation. The term "Constituent Corporation" shall mean any corporation which engages with the Company, its Parent or any Subsidiary in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an "incentive stock option" (within the meaning of Section 422 of the Code)), or any Parent or any Subsidiary of such corporation.

                     e. Disability. The term "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

                     f. Outside Director Option. The term "Outside Director Option" shall mean a NQSO granted pursuant to the Plan to a person who, at the time of grant, is a director of the Company but is not an employee of the Company or any of its Subsidiaries.

              19. STOCKHOLDER APPROVAL. The Plan shall be subject to approval by the written consent of the majority of the stockholders. No options granted hereunder may be exercised prior to such approval, provided that the date of grant of any options granted hereunder shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the stockholders of the Company on or before 2000, the Plan and any options granted hereunder shall terminate.

                                      PROXY

                             THIS PROXY IS SOLICITED

                       ON BEHALF OF THE BOARD OF DIRECTORS

                               I.D. SYSTEMS, INC.
                              ONE UNIVERSITY PLAZA
                          HACKENSACK, NEW JERSEY 07601

       The undersigned hereby appoints Michael L. Ehrman and Ned Mavrommatis as proxy to represent the undersigned at the Annual Meeting of Stockholders to be held at the offices of the Company's counsel, Loeb & Loeb LLP, located at 345 Park Avenue, 18th Floor, New York, New York 10154, on Friday June 4, 2004 at 10:00 a.m., local time, and at any adjournments thereof, and to vote the shares of Common Stock of I.D. Systems, Inc. the undersigned would be entitled to vote if personally present, as indicated below.

1.     Election of Directors.

       |_| FOR ALL NOMINEES LISTED BELOW               |_|  WITHHOLD AUTHORITY
           (except as marked to the                         to vote for all
           contrary below)                                  nominees below

                   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE
                    FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE
                  THROUGH THE NOMINEE'S NAME IN THE LIST BELOW)

       NOMINEES: Jeffrey M. Jagid, Kenneth S. Ehrman, Lawrence Burstein,
                 Michael Monaco, Beatrice Yormark

2. Approval of an amendment to the Company's 1999 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 1,000,000 shares to 2,812,500 shares

                       FOR |_|   AGAINST |_|   ABSTAIN |_|

3. Approval of an amendment to the Company's Director Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 300,000 shares to 600,000 shares

                       FOR |_|   AGAINST |_|   ABSTAIN |_|

4. Ratification of the appointment of Eisner LLP as the Company's independent auditors.

                       FOR |_|   AGAINST |_|   ABSTAIN |_|

The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR each nominee named in Proposal 1 and FOR Proposals 2, 3 and 4 and in accordance with their discretion on such other matters as may properly come before the meeting.

                                                    Dated ________________, 2004

                                                    ____________________________
                                                    ____________________________
                                                            Signature(s)

(Signature(s) should conform to names as registered. For jointly owned shares, each owner should sign. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give full title of a partnership, please sign in partnership name by authorized person.)